                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert E. Lowder, P. L. McLeod, Jr., and
W. Flake Oakley, IV, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign any reports or other filings which may be required to be filed with the Securities and Exchange Commission on behalf of The Colonial BancGroup, Inc. (the "Registrant"), in relation to the Registrant's acquisition by merger of (i) Commercial Bank of Nevada pursuant to the terms of the certain Agreement and Plan of Merger dated as of February 25, 1998 by and among the Registrant, Colonial Bank and Commercial Bank of Nevada, (ii) CNB Holding Company pursuant to the terms of the certain Agreement and Plan of Merger dated as of March 26, 1998 by and between the Registrant and CNB Holding Company and (iii) other financial institutions or related holding companies upon terms and conditions approved by the Chairman of the Board and Chief Executive Officer (the "Acquisitions"); to sign any registration statement of the Registrant on Form S-4 or other appropriate form and any amendments thereto for the purpose of registering under the Securities Act of 1933, as amended, shares to be offered and sold by the Registrant in relation to the Acquisitions; to file such other reports or other filings, such registration statements and amendments thereto, with all exhibits thereto, and any documents in connection therewith with the Securities and Exchange Commission; and to file such notices, reports or registration statements (and amendments thereto) with any such securities authority of any state which may be necessary to register or qualify for an exemption from registration any securities offered or sold by BancGroup in such states in relation to the Acquisitions, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite to be done in connection with the Acquisitions as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Done this 15th day of April, 1998, in Montgomery, Alabama.






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

/s/ Robert E. Lowder                                 Chairman of the Board
------------------------                             and Chief Executive
Robert E. Lowder                                     Officer


                                                     Director
------------------------
Lewis Beville



/s/ Young J. Boozer, Jr.                             Director
------------------------
Young J. Boozer, Jr.


                                                     Director
------------------------
William Britton


                                                     Director
------------------------
Jerry J. Chesser



/s/ Augustus K. Clements, III                        Director
------------------------
Augustus K. Clements, III



/s/ Robert Craft                                     Director
------------------------
Robert Craft



/s/ Patrick F. Dye                                   Director
------------------------
Patrick F. Dye



/s/ James L. Hewitt                                  Director
------------------------
James L. Hewitt


                                                     Director
------------------------
Clinton Holdbrooks


                                                     Director
------------------------
D. B. Jones



/s/ Harold D. King                                   Director
------------------------
Harold D. King



/s/ John Ed Mathison                                 Director
------------------------
John Ed Mathison



/s/ Milton McGregor                                  Director
------------------------
Milton McGregor



/s/ John C. H. Miller, Jr.                           Director
------------------------
John C. H. Miller, Jr.


                                                     Director
------------------------
Joe D. Mussafer


                                                     Director
------------------------
William E. Powell, III


                                                     Director
------------------------
J. Donald Prewitt



/s/ Jack H. Rainer                                   Director
------------------------
Jack H. Rainer



/s/ Jimmy Rane                                       Director
------------------------
Jimmy Rane



/s/ Frances E. Roper                                 Director
------------------------
Frances E. Roper



/s/ Simuel Sippial                                   Director
------------------------
Simuel Sippial


                                                     Director
------------------------
Ed V. Welch


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